COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

a) Capital commitment

As of December 31, 2011, the Company had commitments outstanding to purchase property, plant and equipment for $138,689,345, of which $138,393,330 and $296,015 are due in 2012 and 2013, respectively.

b) Purchase commitments

In order to secure future silicon materials, the Company has entered into several long-term supply agreements with overseas suppliers in 2010. Under such agreements, the suppliers agreed to provide the Company with specified quantities of silicon materials, solar wafers, and the Company has made prepayments to these suppliers in accordance with the supply contracts.

The prices of some supply contracts were fixed , and total purchases commitments under such pre-determined long-term agreements were approximately $216.2 million. Future materials purchase commits are as follows:

Year ending December 31	$ thousand
2012	119,073
2013	97,159
Total consideration	216,231

Additionally, the company is required to purchase 4,200,000 kg in total under purchase contracts, over the next 4 years, and the price is subject to adjustment to reflect the prevailing market price at the transactions date.

c) Product warranties

The Company offer warranties on its products and record an estimate of the associated liabilities. Product warranty activity during the years ended December 31, 2010 and 2011 was as follows:

	At December 31,
	2010	2011
	$	$
Beginning balance	3,195,924	8,701,042
Warranty provision	5,395,737	3,893,881
Warranty cost incurred	—	(279,645)
Foreign exchange effect	109,381	520,305
Ending balance	8,701,042	12,835,583

d) Legal matters

The Company is a party to legal matters and claims in the normal course of its operations. While the Company believes that the ultimate outcome of these matters will not have a material adverse effect on our financial position, results of operations or cash flows, the outcome of these matters is not determinable with certainty and negative outcomes may adversely affect the Company.

In June 2011, CEP Ltd., or CEP, one of the Company’s module customers, filed a lawsuit against the Company in the High Court in Hong Kong for damages of €917,280 arising from breach of the sales contract. The Company has denied CEP’s assertion and defended that the termination of the sales contract was due to CEP’s material breach of the sales contract by failure to open a letter of credit in accordance with the sales contract. No hearing date has been scheduled as of the date of this filing.  The Company believes it has meritorious defenses and will defend against the suit vigorously.  Based on the information available to the Company, a negative outcome is not probable and the amount of loss, if any, is not reasonably estimable and as such no amount has been accrued as of December 31, 2011.